                                                                    EXHIBIT 10.6


                                                                    (Afton Oaks)

                          AMENDMENT TO PROMISSORY NOTE
                                (Extending Term)

         This Amendment to Promissory Note (this "Amendment") is executed this 30th day of November, 1999, by DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation (the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender").

                                    Recitals

         A. The Borrower executed to the order of the Lender that certain Promissory Note dated December 27, 1996, in the principal amount of $3,750,000.00 (the "Note"). The Note is attached hereto as Exhibit A.

         B. The Note matures on December 1, 1999, and the Borrower has requested that the Lender renew the debt evidenced by the Note and extend the Maturity Date of the Note. The Note is attached hereto as Exhibit A. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Note.

         C. The Lender has agreed to such renewal and extension on certain conditions, one of which is the execution of this Amendment by the Borrower.

                                    Agreement

         NOW, THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Note as follows:

         1. The Borrower acknowledges that the outstanding principal balance under the Note is $3,750,000.00 on the date hereof.

         2. In Section 4 of the Note, the Maturity Date is hereby extended from December 1, 1999, until April 30, 2000.

         Notwithstanding the execution of this Amendment, the indebtedness evidenced by the Note shall remain in full force and effect, and nothing contained herein shall be interpreted or construed as resulting in a novation of such indebtedness. The Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note, as hereby amended, and hereby waives any defense, claim or counterclaim of the Borrower regarding the obligations of the Borrower under the Note, as hereby amended. The Borrower represents that, except as otherwise disclosed to or known by Lender, there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from the Borrower under the Note, as amended herein.

         Except as expressly amended hereby, the Note shall remain in full force and effect in accordance with its terms, including, without limitation, the amount of the monthly payment and the security and the guaranty for the Note.

         IN WITNESS WHEREOF, the Lender and the Borrower have caused this Amendment to be executed by their respective duly authorized representatives, as of the date first set forth above.


                                         BORROWER:

                                         DIVERSICARE MANAGEMENT
                                         SERVICES CO., a Tennessee corporation


                                         By: /s/ Richard B. Vacek, Jr.
                                             -----------------------------------
                                         Its: Executive Vice President
                                              ----------------------------------

                                         LENDER:

                                         GMAC COMMERCIAL MORTGAGE
                                         CORPORATION, a California corporation


                                         By: /s/ Sarah Sumner Duggan
                                             -----------------------------------
                                         Its: Senior Vice President
                                              ----------------------------------

                                                                 (Windsor House)



                          AMENDMENT TO PROMISSORY NOTE
                                (Extending Term)

         This Amendment to Promissory Note (this "Amendment") is executed this 30th day of November, 1999, by DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation (the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender").

                                    Recitals

         A. The Borrower executed to the order of the Lender that certain Promissory Note dated December 27, 1996, in the principal amount of $3,800,000.00 (the "Note").

         B. The Note matures on December 1, 1999, and the Borrower has requested that the Lender renew the debt evidenced by the Note and extend the maturity date of the Note. The Notes is attached hereto as Exhibit A. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Note.

         C. The Lender has agreed to such renewal and extension on certain conditions, one of which is the execution of this Amendment by the Borrower.

                                    Agreement

         NOW, THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Note as follows:

         1. The Borrower acknowledges that the outstanding principal balance under the Note is $3,800,000.00 on the date hereof.

         2. In Section 4 of the Note, the Maturity Date is hereby extended from December 1, 1999, until April 30, 2000.

         Notwithstanding the execution of this Amendment, the indebtedness evidenced by the Note shall remain in full force and effect, and nothing contained herein shall be interpreted or construed as resulting in a novation of such indebtedness. The Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note, as hereby amended, and hereby waives any defense, claim or counterclaim of the Borrower regarding the obligations of the Borrower under the Note, as hereby amended. The Borrower represents that, except as otherwise disclosed to or known by Lender, there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from the Borrower under the Note, as amended herein.

         Except as expressly amended hereby, the Note shall remain in full force and effect in accordance with its terms, including, without limitation, the amount of the monthly payment and the security and the guaranty for the Note.

         IN WITNESS WHEREOF, the Lender and the Borrower have caused this Amendment to be executed by their respective duly authorized representatives, as of the date first set forth above.

                                         BORROWER:

                                         DIVERSICARE MANAGEMENT
                                         SERVICES CO., a Tennessee corporation


                                         By: /s/ Richard B. Vacek, Jr.
                                             -----------------------------------
                                         Its: Executive Vice President
                                              ----------------------------------

                                         LENDER:

                                         GMAC COMMERCIAL MORTGAGE
                                         CORPORATION, a California corporation


                                         By: /s/ Sarah Sumner Duggan
                                             -----------------------------------
                                         Its: Senior Vice President
                                              ----------------------------------

                                                                      (Pinedale)



                          AMENDMENT TO PROMISSORY NOTE
                                (Extending Term)

         This Amendment to Promissory Note (this "Amendment") is executed this 30th day of November, 1999, by DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation (the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender").

                                    Recitals

         A. The Borrower executed to the order of the Lender that certain Promissory Note dated December 27, 1996, in the principal amount of $2,805,000.00 (the "Note").

         B. The Note matures on December 1, 1999, and the Borrower has requested that the Lender renew the debt evidenced by the Note and extend the maturity date of the Note. The Note is attached hereto as Exhibit A. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Note.

         C. The Lender has agreed to such renewal and extension on certain conditions, one of which is the execution of this Amendment by the Borrower.

                                    Agreement

         NOW, THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Note as follows:

         1. The Borrower acknowledges that the outstanding principal balance under the Note is $2,805,000.00 on the date hereof.

         2. In Section 4 of the Note, the Maturity Date is hereby extended from December 1, 1999, until April 30, 2000.

         Notwithstanding the execution of this Amendment, the indebtedness evidenced by the Note shall remain in full force and effect, and nothing contained herein shall be interpreted or construed as resulting in a novation of such indebtedness. The Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note, as hereby amended, and hereby waives any defense, claim or counterclaim of the Borrower regarding the obligations of the Borrower under the Note, as hereby amended. The Borrower represents that, except as otherwise disclosed to or known by Lender, there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from the Borrower under the Note, as amended herein.

         Except as expressly amended hereby, the Note shall remain in full force and effect in accordance with its terms, including, without limitation, the amount of the monthly payment and the security and the guaranty for the Note.

         IN WITNESS WHEREOF, the Lender and the Borrower have caused this Amendment to be executed by their respective duly authorized representatives, as of the date first set forth above.

                                         BORROWER:

                                         DIVERSICARE MANAGEMENT
                                         SERVICES CO., a Tennessee corporation


                                         By: /s/ Richard B. Vacek, Jr.
                                             -----------------------------------
                                         Its: Executive Vice President
                                              ----------------------------------

                                         LENDER:

                                         GMAC COMMERCIAL MORTGAGE
                                         CORPORATION, a California corporation


                                         By: /s/ Sarah Sumner Duggan
                                             -----------------------------------
                                         Its: Senior Vice President
                                              ----------------------------------

                                                                (Good Samaritan)


                          AMENDMENT TO PROMISSORY NOTE
                                (Extending Term)

         This Amendment to Promissory Note (this "Amendment") is executed this 30th day of November, 1999, by DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation (the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender").

                                    Recitals

         A. The Borrower executed to the order of the Lender that certain Promissory Note dated December 27, 1996, in the principal amount of $745,000.00 (the "Note").

         B. The Note matures on December 1, 1999, and the Borrower has requested that the Lender renew the debt evidenced by the Note and extend the Maturity Date of the Note. The Notes is attached hereto as Exhibit A. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Note.

         C. The Lender has agreed to such renewal and extension on certain conditions, one of which is the execution of this Amendment by the Borrower.

                                   Agreement

         NOW, THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Note as follows:

         1. The Borrower acknowledges that the outstanding principal balance under the Note is $745,000.00 on the date hereof.

         2. In Section 4 of the Note, the Maturity Date is hereby extended from December 1, 1999, until April 30, 2000.

         Notwithstanding the execution of this Amendment, the indebtedness evidenced by the Note shall remain in full force and effect, and nothing contained herein shall be interpreted or construed as resulting in a novation of such indebtedness. The Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note, as hereby amended, and hereby waives any defense, claim or counterclaim of the Borrower regarding the obligations of the Borrower under the Note, as hereby amended. The Borrower represents that, except as otherwise disclosed to or known by Lender, there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from the Borrower under the Note, as amended herein.

         Except as expressly amended hereby, the Note shall remain in full force and effect in accordance with its terms, including, without limitation, the amount of the monthly payment and the security and the guaranty for the Note.

         IN WITNESS WHEREOF, the Lender and the Borrower have caused this Amendment to be executed by their respective duly authorized representatives, as of the date first set forth above.

                                         BORROWER:

                                         DIVERSICARE MANAGEMENT
                                         SERVICES CO., a Tennessee corporation


                                         By: /s/ Richard B. Vacek, Jr.
                                             -----------------------------------
                                         Its: Executive Vice President
                                              ----------------------------------

                                         LENDER:

                                         GMAC COMMERCIAL MORTGAGE
                                         CORPORATION, a California corporation


                                         By: /s/ Sarah Sumner Duggan
                                             -----------------------------------
                                         Its: Senior Vice President
                                              ----------------------------------



                                        2